U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 23, 2015


                                CME REALTY, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                        001-36549                  46-2084743
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

2690 Weston Road, Suite 200, Weston, FL                              33331
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (954) 458-9996

              (Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240-13e-4(c))
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As used in this Current Report on Form 8-K and unless otherwise  indicated,  the terms the "Company," "CME," "we," "us" and "our" refer to CME Realty.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (i) Our registered accountants, Messineo & Co., CPAs, LLC ("Messineo"), which served as the Company's independent registered public accounting firm with respect to the CME's financial statements as at and for the fiscal years ended February 28, 2015 and February 28, 2014, notified us that they sold their practice to Anton & Chia, LLP ("Anton & Chia"). As a result of this transaction, Messineo effectively resigned as the Company's independent registered public accounting firm and Anton & Chia, as the successor to Messineo following the transaction, became the Company's independent registered public accounting firm. The engagement of Anton & Chia was approved by the sole member of CME's Board of Directors effective June 23, 2015. As a result, the reports previously issued by Messineo with respect to the Company's financial statements will be reissued by, and any consent to the use of such reports will be issued by Anton & Chia.

     (ii) Messineo's report on the Company's financial statements as at and for the fiscal years ended February 28, 2015 and February 28, 2014, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports on the Company's financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern. During the fiscal years ended February 28, 2015 and February 28, 2014 and the subsequent period through the date of this report (i) there have been no disagreements with Messineo, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Messineo, would have caused Messineo to make reference to the subject matter of the disagreement in connection with its reports, (ii) no such disagreement was discussed with the Company's Board of Directors or any committee of the Board of Directors of the Company and (iii) there have been no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

     (iii) The Company provided Messineo with a copy of this report and requested Messineo, to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Messineo agrees with the statements made by the Company in this Report, and, if not, stating the respects in which it does not agree. The letter from Messineo is attached to this filing as Exhibit 16.1.

     (iv) In connection with the Company's engagement of Anton & Chia, effective June 23, 2015, as CME's independent registered public accounting firm, CME has not consulted Anton & Chia on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or to the type of audit opinion which might be rendered on the

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Company's financial  statements.  Moreover,  during the years ended February 28,
2015 and February 28, 2014 and the subsequent period through the date of engagement, we did not consult Anton & Chia regarding any of the matters outlined in Item 304(a)(2) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Exhibits

         Exhibit No                Description
         ----------                -----------

           16.1             Letter from Messineo & Co., CPAs, LLC

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CME REALTY, INC.


Dated: June 26, 2015                  By: /s/ Kenneth McLeod
                                          --------------------------------------
                                          Kenneth McLeod
                                          President and Secretary-Treasurer

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